T. Rowe Price Real Assets Fund

Supplement to Prospectus Dated May 1, 2019

On page 6, the disclosure under “Management” is supplemented as follows:

Effective September 1, 2019, T. Rowe Price Japan, Inc. (Price Japan) will be added as an investment subadviser to the fund.

On pages 8-9, the disclosure under “Investment Adviser” is supplemented as follows:

Effective September 1, 2019, T. Rowe Price will enter into a subadvisory agreement with Price Japan under which Price Japan is authorized to trade securities and make discretionary investment decisions on behalf of the fund. Price Japan is registered with the Japan Financial Services Agency to carry out investment management business and is registered as an investment adviser with the SEC. Price Japan provides investment management services for clients who seek to primarily invest in the Japanese securities markets, including serving as a subadviser to registered investment companies, and is responsible for marketing and client servicing of clients based in Japan. Price Japan is a subsidiary of T. Rowe Price and its address is Gran Tokyo South Tower 7F, 9-2, Marunouchi, 1-chome, Chiyoda-ku, Tokyo, 100-6607, Japan.

The date of this supplement is August 12, 2019.

F176-041 8/12/19